EXHIBIT 23



 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form
11-K, into the Company's  previously filed Registration
Statement File No. 33-24672.

                                          /s/ ARTHUR ANDERSEN & CO.
                                          ------------------------
                                          ARTHUR ANDERSEN & CO.





Cincinnati, Ohio, June 27, 1994.